UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2017

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)
	(501) 748-7000
(Registrants’ telephone number, including area code)

	N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02. Results of Operations and Financial Condition.

The information set forth in Item 7.01 below is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
On October 18, 2017, Windstream Holdings, Inc. (together with its subsidiaries, “Windstream”) announced the commencement of certain debt exchange offers and consent solicitations with respect to senior notes issued by Windstream Services, LLC ( “Services”). The exchange offers, if accepted, will provide Windstream with an extended maturity profile and enhance its liquidity over the coming years. The consent solicitations seek consents from Services’s noteholders to waive certain alleged defaults with respect to transactions related to the spin-off of Uniti Group, Inc. (“Uniti”) and to amend indentures governing these notes to give effect to such waivers and amendments. Windstream denies that any alleged default has occurred and is seeking a judicial declaration that there has been no default in connection with the spin-off and related transactions.
In connection with these transactions, Windstream is releasing selected preliminary, unaudited financial and operational results for the three months ended September 30, 2017. Windstream has not yet completed its financial closing process, and the information set out below should be considered preliminary and subject to change. The preliminary financial data included in this Current Report has been prepared by and is the responsibility of management. Windstream’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to its preliminary financial and operational data, and does not express an opinion or any other form of assurance with respect to the preliminary data. The selected preliminary financial and operational data below is not a comprehensive statement of Windstream’s financial results for the three months ended September 30, 2017, and its actual results may differ materially from these estimates due to the completion of its financial closing procedures, final adjustments, review by its independent registered public accounting firm and other developments that may arise between now and the time the results are finalized.
While complete financial information and operating data are not available, based on information currently available, Windstream expects the following results for the three months ended September 30, 2017:

•	Consolidated Service revenue to be approximately $1.47 billion

•	Consolidated Adjusted OIBDAR to be approximately $490 million and consolidated operating income to be approximately $43 million

•	Adjusted Capex to be approximately $205 million and GAAP capital expenditures to be approximately $217 million

•	ILEC consumer high-speed internet customer losses to be approximately 8,400

Notably, adjusted OIBDAR for the three months ended September 30, 2017 was impacted by approximately $15 million due to typical higher seasonal expenses in our ILEC business unit and a regulatory reserve true-up item. During the fourth quarter, we expect sequential revenue pressures will be more than offset by normal, seasonal expense reductions, additional incremental, sequential expense reductions (including interconnection expenses, IT integration cost savings and acquisition synergies), and an additional month of Broadview adjusted OIBDAR.

Adjusted OIBDAR is defined as operating income plus depreciation and amortization expense, excluding the impacts of pension costs, restructuring charges, share-based compensation expense, merger, integration and certain other costs and excluding the impact of the annual cash payment due under the master lease agreement with Uniti Group, Inc.

Adjusted capital expenditures is defined as capital expenditures excluding post-merger integration capital expenditures related to the acquired Broadview Networks Holdings, Inc. and EarthLink Holdings Corp. operations.

Below is a reconciliation of our non-GAAP financial measures:

WINDSTREAM HOLDINGS, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
for the three months ended September 30, 2017 (amounts in millions)

Reconciliation of Operating Income under GAAP to Adjusted OIBDAR:
Operating income under GAAP	$43
Adjustments:
Depreciation and amortization	365
Merger, integration and other costs (A)	47
Restructuring charges	23
Share-based compensation expense	12
Adjusted OIBDAR	$490

CAPITAL EXPENDITURES:
Capital expenditures under GAAP	$216
Integration capital expenditures	(11)
Adjusted capital expenditures	$205

(A)	Included in other costs are incremental expenses of approximately $3 million related to Hurricanes Harvey and Irma and $8 million of costs incurred in connection with a carrier access settlement.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements. We claim the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for this Current Report on Form 8-K. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the benefits of the mergers with EarthLink and Broadview, including future financial and operating results, projected synergies in operating and capital expenditures and the timing of achieving the synergies reduction in net leverage, and improvement in our ability to compete; our expectation to utilize a portion of our cash flow to engage in a stock repurchase program and/or reduce debt; our cost reduction activities, including, but not limited to, our recent workforce reduction and network cost optimization; expectations regarding our network investments to improve financial performance and increase market share; expectations regarding revenue trends, sales opportunities, improving margins in, and the directional outlook of, our business segments; stability and growth in adjusted operating income before depreciation and amortization; expected levels of support from universal service funds or other government programs; expected rates of loss of consumer households served or inter-carrier compensation; expected increases in high-speed Internet and business data connections, including increasing availability of higher Internet speeds and services utilizing next generation technology for customers; expectations regarding expanding enhanced services related to Internet speeds, IPTV and 1 Gbps services to more locations and expanding our fiber network; our expected ability to fund operations; expected required contributions to our pension plan and our ability to make contributions utilizing our common stock; the completion and benefits from network investments related to the Connect America Fund to fund the deployment of broadband services and capital expenditure amounts related to these investments; benefits of Project Excel to improve network capabilities and offer premium Internet speeds; anticipated capital expenditures and certain debt maturities from cash flows from operations; improving our debt profile and reducing interest costs; and expected effective federal income tax rates. These and other forward-looking statements are based on estimates, projections, beliefs, and assumptions that we believe are reasonable but are not guarantees of future events and results. Actual future events and our results may differ materially from those expressed in these forward-looking statements.

Item 8.01. Other Events.

A copy of the press releases announcing the exchanges offers and consent solicitations, including extensions of time periods associated with the exchange offers and consent solicitations, are attached hereto as Exhibit 99(a), (b) and (c).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are filed with this report:

Exhibit No.	Description

Exhibit 99(a)	Windstream Press Release dated October 18, 2017
Exhibit 99(b)	Windstream Press Release dated October 25, 2017
Exhibit 99(c)	Windstream Press Release dated October 30, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ Kristi M. Moody	By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody	Name:	Kristi M. Moody
Title:	Senior Vice President, General Counsel and Corporate Secretary	Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: October 31, 2017